Bailard Opportunity Fund Group, Inc.
Supplement Dated March 13, 2006
To Prospectus and Statement of Additional Information Dated January 27, 2006

The following information replaces the third paragraph under “Fund Management” regarding the portfolio manager for the Bailard International Equity Fund (“Equity Fund”) on page 23 of the Prospectus:

Effective March 17, 2006, Peter M. Hill, Chairman of the Board of Directors of the Bailard Opportunity Fund Group, Inc., will become the portfolio manager primarily responsible for the day to day management of the Equity Fund. Mr. Hill joined the Adviser in 1985 and has been its Chief Investment Officer for the last ten years.
A team of analysts will support Mr. Hill in the performance of his duties as portfolio manager of the Equity Fund.

The following information replaces the data about Rosemary Macedo in the “Other Assets Managed” table found at the bottom of page B-31 and the top of page B-32 of the Statement of Additional Information:

Name of Portfolio Manager	Type of Other Account	Number of Other Accounts By Type	Aggregate Total Assets of Other Accounts By Type	Number of Other Accounts with Performance Based Advisory Fees By Type	Aggregate Total Accounts of Other Accounts with Performance Based Advisory Fees By Type
Peter M. Hill	Registered investment Companies	N/.A	N/A	N/A	N/A
Equity Fund	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	3 Personal Accounts	$452,900	N/A	N/A

The following information replaces all references to compensation paid to the portfolio manager of the Equity Fund in the first three paragraphs under “Compensation” on Page B-33 of the Statement of Additional Information.

The Adviser pays the portfolio manager of the Equity Fund a base salary and an annual cash bonus. The portfolio manager of the Equity Fund’s base salary is based on job scope and individual contribution to the Adviser’s performance, which are subjectively evaluated. The bonus is discretionary and reflects the pre-tax profitability of the Adviser and the portfolio manager’s contribution to the short-term and long-term corporate goals of the Adviser. It is typically less than half of the base salary of the portfolio manager. Neither base salary nor bonus are based on the value of the assets held in the Equity Fund or on the performance of the Equity Fund.

The following information replaces the data about Rosemary Macedo in the “Fund Shares Owned by Portfolio Management Team” table located on page B-35 of the Statement of Additional Information. The table below reflects the dollar range of Fund ownership in the Equity Fund by Mr. Hill as of December 31, 2005.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Value Fund	Dollar Range of Equity Securities in the Growth Fund	Dollar Range of Equity Securities in the Equity Fund	Dollar Range of Equity Securities in the Bond Fund
Peter M. Hill International Equity Fund	N/A	N/A	$100,001-$500,000	N/A